UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

1847 HOLDINGS LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1847 HOLDINGS LLC

590 Madison Avenue, 21st Floor

New York, NY 10022

April 29, 2024

Dear Fellow Shareholders:

You are cordially invited to attend the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of 1847 Holdings LLC (“we,” “us,” “our” or the “Company”) that will be held on June 25, 2024 at 2:00 p.m. Eastern Time, and any postponement, adjournment or continuation thereof. We will hold the Annual Meeting in a virtual format via live webcast at https://agm.issuerdirect.com/efsh.

On or about May 6, 2024, we expect to mail to our shareholders a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access the Company’s proxy statement and the annual report, how to vote online or by telephone, and how to receive a paper copy of the proxy materials by mail. If you requested to receive printed proxy materials, you may submit your proxy or voting instructions by completing, signing, dating and returning your proxy card or voting instruction form in the envelope provided.

We are confident that our slate of director candidates has the professional achievement, skills, experiences and reputations that qualify each of the Company’s candidates to serve as shareholder representatives overseeing the management of the Company. The board of directors unanimously recommends that you vote “FOR” the proposals in the proxy statement.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing a proxy card or voting instruction form. Returning the proxy or voting instruction form or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting virtually and to vote your shares at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

Thank you for your ongoing support.

Sincerely yours,

/s/ Ellery W. Roberts
Ellery W. Roberts
Chairman and CEO

1847 Holdings LLC	2024 Proxy Statement

1847 HOLDINGS LLC

590 Madison Avenue, 21st Floor

New York, NY 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 25, 2024

To the Shareholders of 1847 Holdings LLC –

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of 1847 Holdings LLC (“we,” “us,” “our” or the “Company”) will be held on June 25, 2024 at 2:00 PM Eastern Time. The Annual Meeting will be a virtual shareholder meeting conducted via live webcast at https://agm.issuerdirect.com/efsh. The purpose of the Annual Meeting will be the following:

1.	To elect the seven (7) nominees named in the accompanying proxy statement to the board of directors, each to serve until our next annual meeting of shareholders or until such person shall resign, be removed or otherwise leave office.

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.	To approve Amendment No. 1 to the 1847 Holdings LLC 2023 Equity Incentive Plan to increase the share reserve.

4.	To approve Amendment No. 2 to the 1847 Holdings LLC 2023 Equity Incentive Plan to add an evergreen provision.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice or made available over the Internet. The proxy statement provides a detailed description of the business to be conducted at the Annual Meeting and we urge you to read the proxy statement, including the appendices, carefully and in their entirety.

Only shareholders of the Company as of the close of business on April 26, 2024 (the “Record Date”) and their proxies are entitled to notice of, to attend and/or to vote at the Annual Meeting and any postponements, adjournments or continuations thereof.

All shareholders as of the Record Date are cordially invited to attend the Annual Meeting. You are urged to vote even if you sold your shares after the Record Date. You may vote over the Internet, as well as by telephone, or by mailing a proxy card or voting instruction form. Further instructions regarding voting rights and the matters to be voted upon are presented in the accompanying proxy statement.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS BY FOLLOWING THE INSTRUCTIONS PROVIDED. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED.

Regardless of the number of shares of the Company that you own, your vote will be important. Thank you for your continued support, interest and investment in the Company.

By Order of the Board of Directors,

/s/ Ellery W. Roberts
New York, NY	Ellery W. Roberts
April 29, 2024	Chairman and CEO

1847 Holdings LLC	2024 Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING TO BE HELD ON JUNE 25, 2024.

The proxy statement, the accompanying proxy card, and the annual report are available free of charge at https://agm.issuerdirect.com/efsh. Information on this website, other than this proxy statement, is not a part of this proxy statement.

Please sign, date and promptly return the proxy card or voting instruction form, or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the Annual Meeting. Instructions are on the Notice of Internet Availability of Proxy Materials, your proxy card or on the voting instruction form provided by your bank, broker, or other nominee.

1847 Holdings LLC	2024 Proxy Statement

1847 HOLDINGS LLC

590 Madison Avenue, 21st Floor

New York, NY 10022

PROXY STATEMENT

The board of directors of 1847 Holdings LLC (“we,” “us,” “our” or the “Company”), is soliciting proxies to be used at our Annual Meeting of Shareholders to be held solely via live webcast at https://agm.issuerdirect.com/efsh on June 25, 2024 at 2:00 p.m. Eastern Time and for any postponement, adjournment or continuation thereof (the “Annual Meeting”).

On or about May 6, 2024, we expect to mail to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report, how to vote online or by telephone, and how to receive a paper copy of the proxy materials by mail.

1847 Holdings LLC	2024 Proxy Statement

1847 Holdings LLC	2024 Proxy Statement

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We are providing this proxy statement in connection with the solicitation by our board of directors of proxies to be voted at the Annual Meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described below. Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

Your vote is very important. Please submit your vote via the Internet, telephone or mail as soon as possible by following the voting instructions on the proxy card or Notice, even if you plan to attend the Annual Meeting. If you hold your shares in an account at a bank, broker, dealer or other nominee, follow the instructions provided by your nominee on your voting instruction form or otherwise to vote your shares. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Four proposals are scheduled to be voted on at the Annual Meeting:

●	Proposal No. 1 — to elect the seven (y) nominees named in this proxy statement to the board of directors, each to serve until our next annual meeting of shareholders or until such person shall resign, be removed or otherwise leave office;

●	Proposal No. 2 — to ratify the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

●	Proposal No. 3 — to approve Amendment No. 1 to the 1847 Holdings LLC 2023 Equity Incentive Plan to increase the share reserve.

●	Proposal No. 4 — to approve Amendment No. 2 to the 1847 Holdings LLC 2023 Equity Incentive Plan to add an evergreen provision.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

What are the Board’s recommendations?

Our board of directors unanimously recommends that you vote “FOR” each director nominee and “FOR” each other proposal. We describe each proposal and the board’s reason for its recommendation below.

Will there be any other items of business on the agenda?

We do not expect any other items of business beyond those described in this proxy statement because the deadline for shareholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the proxy card gives discretionary authority to the persons named on the proxy with respect to any other matters that might be properly brought before the Annual Meeting. The proxy holders intend to vote the proxy in accordance with their judgment. If for any reason any of the nominees named in this proxy statement is not available as a candidate for director, and our board of directors has not reduced the authorized number of directors on our board of directors, then the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid Annual Meeting. A quorum will be present if shareholders holding one-third of the common shares entitled to vote are present at the Annual Meeting or represented by proxy. As of the close of business on April 26, 2024 (the “Record Date”), there were 5,292,851 common shares outstanding and entitled to vote. If there is no quorum, either the Chairman or a majority of the shares present or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another time or place.

1847 Holdings LLC	1	2024 Proxy Statement

Who is entitled to vote?

Shareholders holding our common shares at the close of business on the Record Date may vote at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the shareholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank or other nominee.

Shareholder of Record. If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common shares, VStock Transfer, LLC, you are considered, with respect to those shares, the “shareholder of record.”

Beneficial Owner. If, on the Record Date, your shares were held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” Your broker, bank or nominee is considered with respect to those shares the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares.

How do I attend the Annual Meeting?

You will be able to attend the Annual Meeting online by visiting https://agm.issuerdirect.com/efsh.To participate in the Annual Meeting, you will need the control number included on your Notice, proxy card or voting instruction form. The Annual Meeting webcast will begin promptly at 2:00 p.m. Eastern Time on June 25, 2024. We encourage you to access the meeting prior to the start time.

Your vote is very important. Please submit your proxy card or voting instructions even if you plan to attend the Annual Meeting.

How do I vote my shares?

Shareholders may vote on matters that are properly presented at the Annual Meeting in four ways:

●	By submitting your vote telephonically;

●	By submitting your vote electronically via the Internet;

●	By completing the proxy card (if you received a paper proxy card) and returning it at the address noted; or

●	By attending and voting your shares at the Annual Meeting.

We are offering registered shareholders the opportunity to vote their shares by telephone or electronically through the Internet. Shareholders may vote by telephone or via the Internet by following the procedures described on the Notice or proxy card. To vote via telephone or the Internet, please have the Notice or proxy card in hand and call the number or go to the website listed on the Notice or proxy card and follow the instructions. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

If your shares are held in a stock brokerage account or by a bank or other nominee, follow the instructions provided by your broker, bank or other nominee for voting your shares prior to the Annual Meeting.

The instructions by which you may vote your shares at the Annual Meeting differ based on whether you hold shares in your name as the shareholder of record or beneficially in street name. Shares held beneficially in street name may be voted at the Annual Meeting only if you first obtain a legal proxy from the broker, bank or other nominee that holds your shares as of the Record Date. We are not involved in the provision of legal proxies from brokers to beneficial shareholders. If you either do not request a legal proxy prior to the Annual Meeting or your broker fails to provide you a legal proxy, then you will not be able to vote at the Annual Meeting.

Even if you plan to attend the virtual Annual Meeting, we recommend that you also submit your proxy or voting instructions by Internet, telephone, or mail so that your vote will be counted if you later decide not to attend the Annual Meeting.

1847 Holdings LLC	2	2024 Proxy Statement

Can I change my vote after submitting my proxy?

If you are a shareholder of record, you may revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by telephone or the Internet, you may revoke your proxy with a later telephone or Internet proxy, as the case may be. If you submitted your proxy by mail, you must file with our Secretary a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you may vote by submitting new voting instructions to your broker, bank or nominee, or, by obtaining a legal proxy prior to the Annual Meeting and attending the meeting and voting.

How are votes counted?

In the election of the directors (Proposal No. 1), you may vote “FOR” our nominees or your vote may be “WITHHELD” with respect to one or more of our nominees. With respect all other proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum.

What vote is required to approve each item?

The election of directors (Proposal No. 1), requires a plurality vote, meaning that the seven (7) nominees receiving the highest number of “FOR” votes will be elected. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted “FOR” a particular nominee by choosing to “WITHHOLD” authority to vote will have no effect on the outcome of the election.

Each of the other proposals requires the affirmative “FOR” vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. An abstention is not an “affirmative vote”, but an abstaining shareholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the same effect as a vote “AGAINST” each of the proposals.

For a discussion of the impact of broker non-votes on the proposals, see “What are broker non-votes and what effect do they have on the proposals?” below.

What are broker non-votes and what effect do they have on the proposals?

If you hold your shares beneficially in street name and do not provide your broker, bank or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur when a broker (i) has not received voting instructions from the beneficial owner with respect to a particular proposal and (ii) lacks discretionary voting power to vote those shares with respect to that particular proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as Proposal No. 2 (ratification of the appointment of Sadler, Gibb & Associates, LLC), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as Proposal No. 1 (election of directors), Proposal No. 3 (approval of Amendment No. 1 to the 1847 Holdings LLC 2023 Equity Incentive Plan) and Proposal No. 4 (approval of Amendment No. 2 to the 1847 Holdings LLC 2023 Equity Incentive Plan).

Broker non-votes are counted for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting. Delaware law provides that if broker non-votes occur in connection with the vote on a matter, the shares for which the broker non-votes occur are not deemed present and entitled to vote on such matter. Accordingly, broker non-votes, if any, will have no effect on any of the proposals since all of the proposals require the affirmative vote of a plurality or majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

What does it mean if I receive more than one Notice or proxy card from the Company?

You may receive more than one set of proxy materials, including multiple Notices or proxy cards, if you hold shares that are registered in more than one account. Please vote the Notice or proxy card for every account you own. The latest dated vote you submit will be counted.

1847 Holdings LLC	3	2024 Proxy Statement

Why are you holding a virtual meeting instead of a physical meeting?

We believe a virtual meeting format helps to facilitate shareholder attendance and participation by enabling shareholders to participate fully, and equally, from any location around the world.

I am a shareholder, and I only received a copy of the Notice in the mail. How may I obtain a full set of the proxy materials?

In accordance with the “notice and access” rules of the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our annual report, to our shareholders of record and beneficial owners of shares by providing access to such documents on the Internet instead of mailing printed copies. Shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

I share an address with another shareholder, and we received only one printed copy of the Notice. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and our annual report to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and our annual report to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if a shareholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, these proxy materials or our annual report, shareholders may contact us at the following address and telephone number:

1847 Holdings LLC

590 Madison Avenue, 21st Floor

New York, NY 10022

Tel: (212) 417-9800
Email: info@1847holdings.com

Shareholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who pays the cost of proxy solicitation?

The costs and expenses of soliciting the proxy accompanying this proxy statement from shareholders will be borne by us. Our employees, officers, directors and director nominees may solicit proxies in person, by telephone or by electronic communication. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. We may engage the services of proxy solicitors to assist us in the distribution of proxy materials and the solicitation of votes, for which we will pay customary fees plus reasonable out-of-pocket expenses. In addition, we may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of our shares.

Who will tabulate the votes?

Our officers are authorized to designate an inspector of elections for the meeting. All votes will be tabulated as required by Delaware law, the state of our formation, by an appropriate inspector of election appointed for the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

1847 Holdings LLC	4	2024 Proxy Statement

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Overview

Our board of directors is currently comprised of seven (7) individuals. Pursuant to our second amended and restated operating agreement, dated January 18, 2018, as amended (the “Operating Agreement”), as holder of our allocation shares, our manager, 1847 Partners LLC (the “Manager”), has the right to appoint one director to our board of directors for every four members constituting the entire board. Ellery W. Roberts is the director designated by the Manager. Otherwise, there is no arrangement or understanding between any director or executive officer and any other person pursuant to which he was or is to be selected as a director, nominee or officer.

The individuals below have been nominated to serve as directors and have each agreed to stand for re-election. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each director elected will hold office from the date of their election by shareholders until the subsequent annual meeting of shareholders or until such person shall resign, be removed or otherwise leave office.

Shares represented by executed proxies will be voted, unless abstained, for the election of the seven (7) nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the board of directors may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Director Nominees

The following table sets forth our directors, all of whom are currently standing for re-election, and their respective ages as of the Record Date:

Name	Age	Position(s)
Ellery W. Roberts	54	Chairman, Chief Executive Officer and President
Robert D. Barry	80	Director
Michele A. Chow-Tai	60	Director
Clark R. Crosnoe	55	Director
Paul A. Froning	53	Director
Tracy S. Harris	60	Director
Lawrence X. Taylor	59	Director

Set forth below is biographical information for each nominee. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led our board of directors to conclude that they should serve as directors.

ELLERY W. ROBERTS
Director since: January 2013 Chairman of the Board	Mr. Roberts has been our Chairman, Chief Executive Officer and President since our inception in January 2013. Mr. Roberts brings over 20 years of private equity investing experience to our Company. In July 2011, Mr. Roberts formed The 1847 Companies LLC, a company that is no longer active, where he began investing his own personal capital and capital of high net worth individuals in select transactions. Prior to forming The 1847 Companies LLC, Mr. Roberts was the co-founder and was co-managing principal of RW Capital Partners LLC from October 2009 to June 2011. Mr. Roberts was a founding member of Parallel Investment Partners, LP (formerly SKM Growth Investors, LP), a Dallas-based private equity fund focused on re-capitalizations, buyouts and growth capital investments in lower middle market companies throughout the United States. Previously, Mr. Roberts served as principal with Lazard Group LLC, a senior financial analyst at Colony Capital, Inc., and a financial analyst with the Corporate Finance Division of Smith Barney Inc. (now known as Morgan Stanley Smith Barney LLC). Mr. Roberts has also served as the chairman of the board of Polished.com Inc. since April 2019 and has also been a director of Western Capital Resources, Inc. since May 2010. Mr. Roberts received his B.A. degree in English from Stanford University. We believe Mr. Roberts is qualified to serve on our board of directors due to his extensive senior management experience in the industry in which we operate, having served as founder or executive of various other management, investment and corporate advisory companies.

1847 Holdings LLC	5	2024 Proxy Statement

ROBERT D. BARRY
Director since: January 2014 Director	Mr. Barry has been a member of our board of directors since January 2014. He has also served as the chief accounting officer of our former subsidiary Polished.com Inc. since July 2021 and previously served as its chief financial officer from January 2019 to July 2021. He also served as the controller of our former subsidiary Neese, Inc. from July 2017 until our sale of Neese, Inc. in April 2021. From April 2013 until August 2016, Mr. Barry was chief executive officer and chief financial officer of Pawn Plus Inc. Prior to that, Mr. Barry served as executive vice president and chief financial officer of Regional Management Corp., a consumer loan company, from March 2007 to January 2013. Prior to joining Regional Management Corp., Mr. Barry was the managing member of AccessOne Mortgage Company, LLC from 1997 to 2007. Prior to his time at AccessOne, Mr. Barry was executive vice president and chief financial officer for Regional Acceptance Corporation, a consumer finance company, and prior to that he was a financial institutions partner at KPMG LLP. Mr. Barry is a Certified Public Accountant licensed in North Carolina and Georgia. We believe Mr. Barry is qualified to serve on our board of directors due to his years of relevant financial and business expertise.

MICHELE A. CHOW-TAI
Director since: August 2023 Director	Ms. Chow-Tai has been a member of our board of directors since August 2023. Ms. Chow-Tai is an experienced professional in global banking and financial services with more than 32 years of industry expertise. For nearly seven years, she has been leading business development initiatives, fundraising, and acquisition strategies at Fairview Capital Partners, a private equity and venture capital firm, where she has been responsible for delivering a significant increase in the firm’s assets under management and has forged strong relationships with major institutional investors in the US and abroad. Prior to her work in private equity, Ms. Chow-Tai spent over two decades at leading global banks and financial services organizations, where she led multiple business initiatives, managed risk, and helped clients navigate the complexities of global markets. Ms. Chow-Tai served as Board Chair for the City University of New York – York College Foundation for 10 years. She is currently a Board Member of the National Association of Securities Professionals – New York Chapter, Board Member of the NASP-NY Foundation, and the Greater New Haven Chambers of Commerce. Ms. Chow-Tai also serves on the Advisory Board of LeaderXXchange, a purpose-driven organization that advises and promotes diversity and sustainability in governance, leadership, and investments. Ms. Chow-Tai holds a B.S. degree from the City University of New York – York College, holds credentials in business administration and finance and is currently pursuing a Juris Doctor degree from Mitchell Hamline School of Law. We believe Ms. Chow-Tai is qualified to serve on our board of directors due to her extensive experience in the global banking and financial services industry.

CLARK R. CROSNOE
Director since: August 2022 Director	Mr. Crosnoe has been member of our board of directors since August 2022. In 2009, Mr. Crosnoe founded CRC Capital LLC, a registered investment advisor and manager of the CRC Investment Fund LP, a private investment partnership focused on publicly-traded equity securities. As managing member of CRC Capital LLC, Mr. Crosnoe is responsible for strategy, oversight and the day-to-day investment decisions of the fund. The portfolio typically includes investments in the consumer, financial, healthcare, industrial and energy sectors. In 1999, Mr. Crosnoe was a founding employee of Parallel Investment Partners where he was named partner in 2003. As a partner, he was responsible for sourcing, evaluating, structuring, executing and monitoring private equity investments, and also dedicated a substantial portion of his time to marketing activities for the firm. Mr. Crosnoe began his career in investment banking at Wasserstein Perella & Co. and also gained valuable experience at multi-billion dollar hedge fund HBK Investments. Mr. Crosnoe also serves on the board of directors of Polished.com Inc. Mr. Crosnoe holds undergraduate degrees from the University of Texas at Austin and earned an MBA from Harvard Business School in 1996. We believe Mr. Crosnoe is qualified to serve on our board of directors due to his many years of private and public investment and advisory experience.

1847 Holdings LLC	6	2024 Proxy Statement

PAUL A. FRONING
Director since: April 2013 Director	Mr. Froning has been a member of our board of directors since April 2013. In 2009, Mr. Froning co-founded Focus Healthcare Partners LLC, a Chicago-based private equity investment, advisory and asset management firm targeting the senior housing and healthcare sectors. Prior to that, Mr. Froning was a managing director in the private equity department of Fortress Investment Group LLC, a publicly-traded New York-based private investment firm, from February 2008 to October 2009. Prior to that, Mr. Froning was the chief investment officer and executive vice president of Brookdale Senior Living Inc., a publicly-traded affiliate of Fortress Investment Group LLC, from 2005 to 2008. Previously, Mr. Froning held senior investment positions at the private equity investment arms of Lazard Group LLC and Security Capital Group, prior to its acquisition by GE Capital Corp., in addition to investment banking experience at Salomon Brothers, prior to its acquisition by Travelers Group, and the securities subsidiary of Principal Financial Group. Mr. Froning has a B.A. degree from the University of Notre Dame. We believe Mr. Froning is qualified to serve on our board of directors due to his more than twenty years of private equity, investment and advisory experience.

TRACY S. HARRIS
Director since: August 2022 Director	Ms. Harris has been member of our board of directors since August 2022. Ms. Harris is an accomplished executive, board member, and advisor with over 20 years of broad operational and finance experience. Since July 2021, Ms. Harris has served as executive vice president, chief financial officer and treasurer of MIB Group, LLC, a membership corporation owned by insurance companies in the US and Canada. Prior to that, she was the chief financial officer for UMGC\Ventures, the venture fund that invests in education technology companies for the University of Maryland Global Campus, from December 2019 to May 2021, and the chief financial officer and chief business officer of Bullis LLC, an independent college preparatory K-12 day school, from July 2015 to November 2019. She previously worked on the financial turnarounds of Philadelphia and the District of Columbia as a municipal finance expert. She also worked in the heavily regulated financial services industries for over ten years in banking and insurance. Since April 2019, she has served as chair of the audit and compliance committee and on the investment and benefits committees of the District of Columbia Retirement Board, where she evaluates private equity, real estate, alternative assets and international investments for the pension fund and monitors state and regulatory compliance, as well as portfolio performance and asset allocation. Since October 2020, she has served as a board member of CareFirst Blue Cross Blue Shield, and its subsidiary companies, where serves on the finance, audit and governance committees. She also currently serves on the boards of Bally’s Corporation and the Council of Institutional Investors. Ms. Harris has been a Governance Fellow with the National Association of Corporate Directors since 2015 and was the first recipient of the Washington Business Journal’s Financial Excellence Award in 2007. After earning an MPA from the University of Pennsylvania, Ms. Harris completed the General Management Program at Harvard Business School. She received an MBA from St. Louis University and a BS in Marketing from Fontbonne University. We believe that Ms. Harris is qualified to serve on our board of directors due to her extensive finance and governance experience.

1847 Holdings LLC	7	2024 Proxy Statement

LAWRENCE X. TAYLOR
Director since: August 2022 Director	Mr. Taylor has been member of our board of directors since August 2022. As a C-level executive, advisor, and board member with more than 30 years of business experience, he has guided organizations through complex restructurings, acquisitions, corporate development activities and capital transactions totaling over $20 billion. His experience spans start-ups to private companies to publicly traded companies and includes diverse companies across multiple industries including casino gaming, hospitality, manufacturing, aviation, real estate, retail, and healthcare. Since 2004, Mr. Taylor has served as president of Taylor Strategy Group, a business consulting practice he owns and operates. From 2004 to 2013, Mr. Taylor was a partner and managing director with Odyssey Capital Group, a Phoenix based business. Since 2021, he has served on the board of Item 9 Labs, a public company, where he serves as the lead independent director and on the audit committee (as chair), compensation committee (as chair) and nominating and governance committee. Since September 2022, he has served on the board of Kabbage, Inc. Mr. Taylor has served on the board of Barrie House Coffee Roasters since 2018, where he chairs the M&A committee and serves on the strategic planning committee. Mr. Taylor is a Board Leadership Fellow with the National Association of Corporate Directors and is Directorship Certified. Additionally, he was recognized as a “Director to Watch 2020” by the Private Company Director Magazine. Mr. Taylor holds a Bachelor of Science degree in Finance from Louisiana Tech University. We believe that Mr. Taylor is qualified to serve on our board of directors due to his deep financial expertise, strategy, and governance experience.

Vote Required

Directors are elected by the affirmative vote of a plurality of the votes of the common shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The seven (7) nominees receiving the most “FOR” votes among votes properly cast in person or by proxy will be elected to the board as directors. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as director.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE

1847 Holdings LLC	8	2024 Proxy Statement

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of our board of directors has engaged Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the year ending December 31, 2024 and is seeking ratification of such selection by our shareholders at the Annual Meeting. Sadler, Gibb & Associates, LLC has audited our financial statements since the year ended December 31, 2020. Representatives of Sadler, Gibb & Associates, LLC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Operating Agreement nor other governing documents or law require shareholder ratification of the selection of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm. However, the audit committee is submitting the selection of Sadler, Gibb & Associates, LLC to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Sadler, Gibb & Associates, LLC. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us for professional services rendered for the fiscal years ended December 31, 2023 and 2022:

	2023	2022
Audit Fees	$577,549	$174,000
Audit-Related Fees	125,000	65,000
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$702,549	$239,000

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual consolidated financial statements and review of the consolidated financial statements included in our Form 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax returns preparation.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above.

1847 Holdings LLC	9	2024 Proxy Statement

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee charter provides that the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed above. The audit committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board (the “PCAOB”). The audit committee has pre-approved all services performed since our policy on pre-approval of audit and non-audit services was adopted.

Vote Required

In order for Proposal No. 2 to be approved, holders of a majority of the common shares present or represented by proxy at the Annual Meeting and entitled to vote must vote “FOR” Proposal No. 2. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 2.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 2

1847 Holdings LLC	10	2024 Proxy Statement

PROPOSAL NO. 3 – PLAN AMENDMENT 1

Overview

We are asking our shareholders to approve Amendment No. 1 to the 1847 Holdings LLC 2023 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to grant restricted shares, share options and other forms of incentive compensation to our officers, employees, directors and consultants.

The Plan was first adopted by our board of directors on March 28, 2023 and approved by our shareholders on May 9, 2023.

On April 15, 2024, the board of directors adopted Amendment No. 1 to the Plan (“Plan Amendment 1”) to increase the number of common shares authorized for issuance under the Plan from 20,000 shares to 500,000 shares. A copy of the proposed Plan Amendment 1 is attached to this proxy statement as Annex A.

Background for Proposed Increase in Share Reserve

We are seeking shareholder approval of Plan Amendment 1 to increase the number of common shares authorized for issuance under the Plan from 20,000 shares to 500,000 shares.

As of the Record Date, we have not issued any shares under the Plan due to the limited number of shares available following recent reverse share splits completed in 2023 and 2024. We view the use of equity compensation as essential to attract, retain, motivate and reward key employees, directors and consultants, as well as to align their interests with those of our shareholders, and we plan to issue awards under the Plan shortly following the approval of Plan Amendment 1 at the Annual Meeting.

We believe that the Plan helps to strengthen the incentive for participants to achieve the objectives of the Company and its shareholders and contribute to our growth and success. We have a standing practice of linking employee compensation to corporate performance because we believe this increases employee motivation to improve profitability and shareholder value. In addition, the grant of equity awards as a form of compensation helps to allow us to manage cash resources. We believe the additional shares are necessary to further our goals and to begin providing equity compensation as an integral component of our compensation philosophy.

We believe that the use of equity compensation will be a critical and powerful tool to compete for and attract, retain and motivate talented employees. If Plan Amendment 1 is not approved by our shareholders, the existing Plan will continue in effect, but we will be limited in the grants that we will be able to make, which could place us in a disadvantageous position as compared with our competitors.

Significant Features of the Plan

The following is a summary of the Plan with Plan Amendment 1 submitted for shareholder approval. The summary describes the principal features of the Plan, but it is qualified in its entirety by reference to the full text of the Plan.

Purposes: The purpose of this Plan is to provide a means whereby employees, directors and consultants of the Company, its subsidiaries and affiliates develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to provide services to or for the benefit of the Company and to provide a means for such individuals to acquire and maintain share ownership in the Company, thereby strengthening their concern for the welfare of the Company.

Types of Awards: Awards that may be granted include incentive share options, non-qualified share options, share appreciation rights and restricted awards. These awards offer our officers, employees, consultants and directors the possibility of future value, depending on the long-term price appreciation of our common shares and the award holder’s continuing service with the Company.

1847 Holdings LLC	11	2024 Proxy Statement

Eligible Recipients: Persons eligible to receive awards under the Plan will be those officers, employees, directors and consultants of the Company and its subsidiaries who are selected by the administrator.

Administration: The Plan is administered by our compensation committee. Among other things, the administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The administrator has authority to establish, amend and rescind rules and regulations relating to the Plan.

Shares Available: If Plan Amendment 1 is approved at the Annual Meeting, the maximum number of common shares that may be delivered to participants under the Plan will be 500,000, subject to adjustment for certain corporate changes affecting the shares, such as share splits. In addition, if, and only if, Proposal No. 4 is approved at the Annual Meeting, then the number of shares available for issuance under the Plan will also automatically increase on January 1 of each calendar year during the term of the Plan by an amount equal to five percent (5%) of the total number of common shares issued and outstanding on December 31 of the immediately preceding calendar year. Shares subject to an award under the Plan for which the award is canceled, forfeited or expires again become available for grants under the Plan. Shares subject to an award that is settled in cash will not again be made available for grants under the Plan. Notwithstanding the foregoing, the maximum aggregate number of shares that may be issued as incentive share options is equal to the maximum number of shares available for issuance under the Plan without taking into account any automatic increases in the share reserve.

Share Options:

General. Share options give the option holder the right to acquire from us a designated number of common shares at a purchase price that is fixed upon the grant of the option. Share options granted may be either tax-qualified share options (so-called “incentive share options”) or non-qualified share options. Subject to the provisions of the Plan, the administrator has the authority to determine all grants of share options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the administrator may determine.

Option Price. The exercise price for share options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive share option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive share option grants to any person owning more than 10% of our voting power must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made either: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired shares having an aggregate fair market value at the time of exercise equal to the exercise price; (iii) a cashless exercise (broker-assisted exercise) through a “same day sale” commitment; (iv) by a combination of (i), (ii), and (iii); or (v) any other method approved or accepted by the administrator in its sole discretion.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting power, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with the Company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the administrator and reflected in the grant evidencing the award.

Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive share option is an option that is intended to qualify under certain provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), for more favorable tax treatment than applies to non-qualified share options. Any option that does not qualify as an incentive share option will be a non-qualified share option. Under the Code, certain restrictions apply to incentive share options. For example, the exercise price for incentive share options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive share option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive share options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive share options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate fair market value in excess of $100,000, measured at the grant date.

1847 Holdings LLC	12	2024 Proxy Statement

Share Appreciation Rights: Share appreciation rights (“SARs”), which may be granted alone or in tandem with options, have an economic value similar to that of options. When an SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. Again, the exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the Plan, holders of SARs may receive this payment – the appreciation value – either in cash or shares valued at the fair market value on the date of exercise. The form of payment will be determined by us.

Restricted Awards: Restricted awards are shares awarded to participants at no cost. Restricted awards can take the form of awards of restricted shares, which represent issued and outstanding shares subject to vesting criteria, or restricted share units, which represent the right to receive shares subject to satisfaction of the vesting criteria. Restricted share awards are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded. These awards will be subject to such conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Performance Criteria: Under the Plan, one or more performance criteria will be used by the administrator in establishing performance goals. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company, as the administrator may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the administrator deems appropriate.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of the Company, such as share splits, share dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of the Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board of directors also has the authority, at any time, to discontinue the granting of awards. The board also has the authority to alter or amend the Plan or any outstanding award or may terminate the Plan as to further grants, provided that no amendment will, without the approval of our shareholders, to the extent that such approval is required by law or the rules of an applicable national securities exchange, increase the number of shares available under the Plan, change the persons eligible for awards under the Plan, extend the time within which awards may be made, or amend the provisions of the Plan related to amendments. No amendment that would adversely affect any outstanding award made under the Plan can be made without the consent of the holder of such award.

New Plan Benefits

Future awards, if any, that will be made to eligible persons under the Plan are subject to the discretion of the administrator and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our officers, employees, directors and consultants under the Plan.

No Dissenters’ Rights

Under Delaware law, holders of our common shares are not entitled to dissenter’s rights of appraisal with respect to the approval of this Proposal No. 3.

Vote Required

In order for Proposal No. 3 to be approved, holders of a majority of the common shares present or represented by proxy at the Annual Meeting and entitled to vote must vote “FOR” Proposal No. 3. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 3.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 3

1847 Holdings LLC	13	2024 Proxy Statement

PROPOSAL NO. 4 – PLAN AMENDMENT 2

Overview

On April 15, 2024, the board of directors also adopted Amendment No. 2 to the Plan (“Plan Amendment 2”) to add a provision pursuant to which the number of common shares authorized for issuance under the Plan will automatically increase on January 1 of each calendar year during the term of the Plan by an amount equal to five percent (5%) of the total number of common shares issued and outstanding on December 31 of the immediately preceding calendar year, which is commonly referred to as an “evergreen” provision. A copy of the proposed Plan Amendment 2 is attached to this proxy statement as Annex B.

We believe that adding the evergreen provision will provide a predictable amount of shares that could be used for retaining and motivating employees, key talent and senior leadership, without the need to obtain costly shareholder approvals for implemental increases in the number of shares authorized under the Plan.

As noted above, we believe that the use of equity compensation will be a critical and powerful tool to compete for and attract, retain and motivate talented employees.

Significant Features of the Plan

Please see the description above under Proposal No. 3 for a description of the Plan, as amended by Plan Amendment 1 and Plan Amendment 2.

New Plan Benefits

Future awards, if any, that will be made to eligible persons under the Plan are subject to the discretion of the administrator and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our officers, employees, directors and consultants under the Plan.

No Dissenters’ Rights

Under Delaware law, holders of our common shares are not entitled to dissenter’s rights of appraisal with respect to the approval of this Proposal No. 4.

Vote Required

In order for Proposal No. 4 to be approved, holders of a majority of the common shares present or represented by proxy at the Annual Meeting and entitled to vote must vote “FOR” Proposal No. 4. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 4.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 4

1847 Holdings LLC	14	2024 Proxy Statement

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our board of directors adopted Corporate Governance Guidelines to ensure that the board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of the Company’s shareholders. The Corporate Governance Guidelines set forth the practices the board of directors intends to follow with respect to board composition and selection, board meetings and involvement of senior management, succession planning, and board committees and compensation. A copy of the Corporate Governance Guidelines may be found in the Investor Relations section of our website, located at https://1847holdings.com/investor (our “IR site”), under the link for “Corporate Governance.”

Independence of the Board

Our board of directors has determined that all of our directors, other than Mr. Roberts, qualify as “independent” directors in accordance with the rules and regulations of NYSE American. In making its independence determinations, the board considered, among other things, relevant transactions between the Company and entities associated with the independent directors, as described under the heading “Certain Relationships and Related Party Transactions,” and determined that none have any relationship with the Company or other relationships that would impair the directors’ independence.

Further, the board of directors has determined that each member of each of the committees of the board is currently independent in accordance with the rules and regulations of NYSE American and Rule 10a-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There are no family relationships among any of our directors or executive officers.

Leadership Structure

Currently, our Chief Executive Officer is also our Chairman. Our board of directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the board considered, among other matters, Mr. Robert’s experience and tenure of having founded our company in 2013, and believed that Mr. Roberts is highly qualified to act as both Chairman and Chief Executive Officer due to his experience, knowledge, and personality. Among the benefits of a combined Chief Executive Officer/Chairman considered by the board is that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

Role of Board in Risk Oversight

The board of directors oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the board’s oversight of the various risks facing the Company. In this regard, our board of directors seeks to understand and oversee critical business risks. Our board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the board of directors oversees risk management, company management is charged with managing risk. Management communicates routinely with the board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our board of directors administers its risk oversight function as a whole by making risk oversight a matter of collective consideration; however, much of the work is delegated to committees, which will meet regularly and report back to the full board of directors. The audit committee oversees risks related to our financial statements, the financial reporting process, and accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risk associated with management decisions and strategic direction.

1847 Holdings LLC	15	2024 Proxy Statement

Board Meetings and Committees

Our board of directors meets on a regular basis during the year. Our board of directors met four times in 2023. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of the board and all committees of the board on which he or she served held during the period for which he or she was a director in 2023. We have encouraged all of our directors and nominees for director to attend our Annual Meeting; however, attendance is not mandatory.

Our board of directors has established three standing committees—audit, compensation and nominating and corporate governance—each of which operates under a charter that has been approved by our board and that satisfies the applicable standards of the SEC and NYSE American. The table below provides current committee composition.

Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Ellery W. Roberts
Robert D. Barry*
Michele A. Chow-Tai*
Clark R. Crosnoe*
Paul A. Froning*
Tracy S. Harris*
Lawrence X. Taylor*

Member

Committee Chair

*	Independent Director

The functions performed by these committees are set forth in more detail in their charters, which may be found on our IR site under the link for “Corporate Governance,” and are summarized below.

Audit Committee

The audit committee oversees our accounting and financial reporting processes and the audits of the consolidated financial statements of the Company.

The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and chief financial officer and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing hedging transactions; (viii) reviewing and approving the calculation of profit allocation due to the holders our allocation shares when due and payable; (ix) reviewing conflicts of interests that may arise between the Company and the Manager; (x) reviewing and approving related party transactions; (xi) evaluating enterprise risk issues, including those related to cybersecurity, and (xii) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter.

Our board of directors has determined that each member of the audit committee is an independent director under NYSE American’s rules and under Rule 10A-3 under the Exchange Act. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE American. Our board of directors has determined that Mr. Froning is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The audit committee met four times in 2023.

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Compensation Committee

The compensation committee assists the board of directors in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers.

The compensation committee is responsible for, among other things: (i) reviewing and approving the compensation paid to the Manager; (ii) reviewing and approving the remuneration of our executive officers; (iii) determining the compensation of our independent directors; (iv) making recommendations to the board regarding equity-based and incentive compensation plans, policies and programs; and (v) reviewing and assessing annually the compensation committee’s performance and the adequacy of its charter.

Our board of directors has determined that each member of the compensation committee is independent under the applicable rules and regulations of NYSE American and is a “non-employee director” as defined under Rule 16b-3 of the Exchange Act. The compensation committee met one time in 2023.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee assists the board of directors in selecting individuals qualified to become directors and in determining the composition of the board and its committees.

The nominating and corporate governance committee is responsible for, among other things: (i) recommending the number of directors to comprise our board of directors; (ii) identifying and evaluating individuals qualified to become members of the board of directors and soliciting recommendations for director nominees from the Chairman and Chief Executive Officer of the Company; (iii) recommending to the board of directors the director nominees for each annual shareholders’ meeting; (iv) recommending to the board of directors the candidates for filling vacancies that may occur between annual shareholders’ meetings; (v) reviewing independent director compensation and board processes, self-evaluations and policies; (vi) overseeing compliance with our code of ethics; and (vii) monitoring developments in the law and practice of corporate governance.

Our board of directors has determined that each member of the nominating and corporate governance committee is an independent director under the applicable rules and regulations of NYSE American. The nominating and corporate governance committee one time in 2023.

Director Nomination Process

The nominating and corporate governance committee’s methods for identifying candidates for election to our board of directors (other than those proposed by our shareholders, as discussed below) will include the solicitation of ideas for possible candidates from a number of sources – members of our board of directors, our executives, individuals personally known to the members of our board of directors, and other research. The nominating and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

In making director recommendations, the nominating and corporate governance committee may consider some or all of the following factors: (i) the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other board members; (iii) the extent to which the candidate would be a desirable addition to the board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

The Operating Agreement provides that holders of common shares seeking to bring business before an annual meeting of shareholders or to nominate candidates for election as directors at an annual meeting of shareholders must provide notice thereof in writing to the Company not less than 120 days and not more than 150 days prior to the anniversary date of the preceding year’s annual meeting or as otherwise required by requirements of the Exchange Act. In addition, the holders of common shares furnishing such notice must be a holder of record on both (i) the date of delivering such notice and (ii) the record date for the determination of members entitled to vote at such meeting. The Operating Agreement specifies certain requirements as to the form and content of a member’s notice. These provisions may preclude shareholders from bringing matters before shareholders at an annual meeting or from making nominations for directors at an annual or special meeting.

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Shareholder Communications with the Board

Shareholders and other interested parties may communicate with the board of directors, or any individual member of the board of directors, at the following address:

1847 Holdings LLC

590 Madison Avenue, 21st Floor

New York, NY 10022

Attn: Secretary

Email: info@1847holdings.com

Communications must state the number of shares owned by the person making the communication, if any. Our secretary will review and forward such communication to all of the members of the board of directors or to the individual director(s) to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, our secretary may disregard the communication in his or her discretion.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

In addition, there are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

1847 Holdings LLC	18	2024 Proxy Statement

Code of Ethics

We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Such code of business conduct and ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

A copy of the code of business conduct and ethics may be found on our IR site under the link for “Corporate Governance”. We intend to make all required disclosures regarding any amendments to, or waivers from, any provisions of the code at the same location of our website.

Insider Trading Policy

We have adopted an insider trading policy which prohibits our directors, officers and employees from engaging in transactions in our common shares while in the possession of material non-public information; engaging in transactions in the stock of other companies while in possession of material non-public information that they become aware of in performing their duties; and disclosing material non-public information to unauthorized persons outside the Company.

Our insider trading policy restricts trading by directors, officers and certain key employees during blackout periods, which generally begin fifteen calendar days before the end of each fiscal quarter and end two business days after the issuance of our earnings release for the quarter. Additional blackout periods may be imposed with or without notice, as the circumstances require.

Our insider trading policy also prohibits our directors, officers and employees from purchasing financial instruments (such as prepaid variable forward contracts, equity swaps, collars and exchange funds) designed to hedge or offset any decrease in the market value of our common shares they hold, directly or indirectly. In addition, directors, officers and employees are expressly prohibited from pledging our common shares to secure personal loans or other obligations, including by holding their shares in a margin account, unless such arrangement is specifically approved in advance by the administrator of our insider trading policy, or making short-sale transactions in our common shares.

A copy of the insider trading policy may be found on our IR site under the link for “Corporate Governance”.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of 1847 Holdings LLC under the Securities Act of 1933, as amended, or the Exchange Act.

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our board of directors. The audit committee’s functions are more fully described in its charter, which is available on our IR site under the link for “Corporate Governance.” Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. Sadler, Gibb & Associates, LLC, our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States and the effectiveness of our internal control over financial reporting.

1847 Holdings LLC	19	2024 Proxy Statement

The audit committee is also responsible for appointment, compensation, retention and oversight of the work of the independent auditor, including pre-approving any audit and non-audit service provided to the Company by the independent auditor, periodically reviewing and evaluating the performance of the lead audit partner, as well as reviewing and considering the selection of the lead audit partner. The audit committee also periodically considers whether there should be a rotation of our independent registered public accounting firm. In addition to Sadler, Gibb & Associates, LLC’s independence from the Company and management, the audit committee also considers several other factors in deciding whether to re-engage Sadler, Gibb & Associates, LLC, including: the quality of its staff, work and quality control; its policies related to independence; its global reach; and its capability and expertise to perform an audit of our financial statements and internal control over financial reporting, given the breadth and complexity of our business.

In fulfilling its oversight responsibilities, the audit committee reviewed with management and Sadler, Gibb & Associates, LLC the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

The audit committee also discussed with Sadler, Gibb & Associates, LLC the matters that are required to be discussed by the PCAOB, as adopted in Auditing Standard No. 1301, Communications with Audit Committees. Sadler, Gibb & Associates, LLC has also provided the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee has discussed with Sadler, Gibb & Associates, LLC that firm’s independence. The audit committee has concluded that Sadler, Gibb & Associates, LLC’s provision of audit and non-audit services to the Company and its affiliates is compatible with Sadler, Gibb & Associates, LLC’s independence. Finally, the audit committee discussed with Sadler, Gibb & Associates, LLC, with and without management present, the scope and results of Sadler, Gibb & Associates, LLC’s audit of such financial statements.

Based on these reviews and discussions, the audit committee has recommended to our board of directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC. The audit committee also has engaged Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and is seeking ratification of such selection by the shareholders.

Members of the audit committee at the time of the filing of the Annual Report who approved this report:

Paul A. Froning (Chairman)

Michele A. Chow-Tai

Clark R. Crosnoe

Tracy S. Harris

1847 Holdings LLC	20	2024 Proxy Statement

EXECUTIVE OFFICERS

The following table sets forth our executive officers and their respective ages and positions with us as of the Record Date.

Name	Age	Position(s)
Ellery W. Roberts	54	Chairman, Chief Executive Officer and President
Vernice L. Howard	53	Chief Financial Officer
Glyn C. Milburn	53	Vice President of Operations

Mr. Roberts also serves on our board of directors and his biographical information can be found above under the heading “Proposal No. 1 – Election of Directors”. The biographical information for our other executive officers is set forth below.

Vernice L. Howard. Ms. Howard has served as our Chief Financial Officer since September 2021. Ms. Howard has over 30 years of experience in the fields of finance and accounting. Prior to joining us, she worked for Independent Electrical Contractors, Inc. and its affiliates for over eleven years as chief financial officer, where she was responsible for providing leadership to the organization in the areas of finance, human resources and general facilities administration, in addition to setting policies, procedures, strategies, practices and overseeing the organization’s assets. The foundation of Ms. Howard’s accounting and finance experience began with public accounting for several years gaining experience in tax and auditing in the entertainment and nonprofit sectors as chief financial officer for The Cronkite Ward Company, a television production company, and director of finance for Community Action Group (CAG), a nonprofit organization. Before her work with Independent Electrical Contractors, Inc., Ms. Howard’s professional background established an emphasis in forensic accounting. Ms. Howard is a founding member of Chief, which is a DC based vetted network of C-level or rising VP’s supporting and connecting exceptional women. Ms. Howard holds a Master of Business Administration in Finance from Trinity Washington University Graduate School of Business Management and Bachelor of Science in Accounting from Duquesne University.

Glyn C. Milburn.  Mr. Milburn has served as our Vice President of Operations since February 2023 and previously served on our board of directors from August 2022 to March 2023. Since February 2016, Mr. Milburn has served as a partner at Jimmy Blackman & Associates, a full-service Government and Public Affairs firm, where he is responsible for business strategy, client management, communications and campaign management for a client portfolio comprised of large public safety labor unions, banking/finance companies, and hotel operators across the State of California. From April 2013 to January 2016, Mr. Milburn served as a special assistant in the City of Los Angeles where he held two positions in the City of Los Angeles, one in the Office of Los Angeles Mayor Eric Garcetti’s Office of Economic Development and another in the Office of Los Angeles Councilman Dennis Zine.  From August 2012 to March 2013, Mr. Milburn co-Founded Provident Investment Advisors LLC, a special investment vehicle for energy, technology and healthcare ventures, where he served as managing member.  Mr. Milburn holds a B.A. degree in Public Policy from Stanford University.

1847 Holdings LLC	21	2024 Proxy Statement

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Ellery W. Roberts, Chief Executive Officer(1)	2023	-	-	342,643	342,643
	2022	-	-	594,000	594,000
Vernice L. Howard, Chief Financial Officer	2023	300,000	-	-	300,000
	2022	300,000	-	-	300,000
Glyn C. Milburn, Vice President of Operations(2)	2023	194,753	-	5,833	200,586
	2022	-	-	11,667	11,667

(1)	Ellery W. Roberts, our Chief Executive Officer, is employed by the Manager and is seconded to the Company. The Manager, and not the Company, pays any compensation to Mr. Roberts. We do not reimburse the Manager for any compensation paid to Mr. Roberts in his capacity as our Chief Executive Officer. We pay the Manager a quarterly management fee, and the Manager may use the proceeds from the management fee, in part, to pay compensation to Mr. Roberts. For the years ended December 31, 2023 and 2022, the management fee expense for the Manager amounted to $1,325,000 and $1,100,000, respectively. Mr. Roberts also did not receive any compensation as an employee of the Manager for the years ended December 31, 2023 and 2022. However, Mr. Roberts, as a holder of limited liability company interests in the Manager, received $342,643 and $594,000 for the years ended December 31, 2023 and 2022, respectively, as a result of distributions from the Manager to its interest holders, which is included in “Other Compensation” in the table above.

(2)	Mr. Milburn served on our board of directors from August 2022 to March 2023 and was appointed as our Vice President of Operations in February 2023. “Other compensation” above represents director fees paid to Mr. Milburn.

Employment Agreements

As noted above, Mr. Roberts is not an employee of the Company.

On September 7, 2021, we entered into an employment agreement with Vernice L. Howard, our Chief Financial Officer, setting forth the terms of Ms. Howard’s employment. Pursuant to the terms of the employment agreement, we agreed to pay Ms. Howard an annual base salary of $300,000. She is also eligible for an annual incentive bonus of up to 50% of base salary based on earnings targets to be determined by our board of directors. Ms. Howard is also eligible to participate in all employee benefit plans, including health insurance, commensurate with her position. Ms. Howard’s employment is at-will and can be terminated by us at any time or by Ms. Howard upon 90 days’ notice. Pursuant to the employment agreement, if we terminate Ms. Howard’s employment without cause, she is entitled to six months of base compensation. The employment agreement contains customary confidentiality provisions and restrictive covenants prohibiting Ms. Howard from (i) owning or operating a business that competes with us during the term of her employment and for a period of one year following the termination of her employment or (ii) soliciting our employees for a period of two years following the termination of her employment.

On March 1, 2023, we entered into an employment agreement with Glynn C. Milburn, our Vice President of Operations, setting forth the terms of his employment. Pursuant to the terms of the employment agreement, we agreed to pay Mr. Milburn an annual base salary of $230,000. He is also eligible for an annual incentive bonus of up to 50% of base salary based on earnings targets to be determined by our board of directors. Mr. Milburn is also eligible to participate in all employee benefit plans, including health insurance, commensurate with his position. Mr. Milburn’s employment is at-will and can be terminated by us at any time or by Mr. Milburn upon 30 days’ notice. Pursuant to the employment agreement, if we terminate Mr. Milburn’s employment without cause, he is entitled to six months of base compensation. The employment agreement contains customary confidentiality provisions and restrictive covenants prohibiting Mr. Milburn from (i) owning or operating a business that competes with us during the term of his employment and for a period of one year following the termination of his employment or (ii) soliciting our employees for a period of two years following the termination of his employment.

1847 Holdings LLC	22	2024 Proxy Statement

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

Potential Payments Upon Termination or Change in Control

As described under “—Employment Agreements” above, Ms. Howard and Mr. Milburn are entitled to severance in the event that they are terminated without cause.

Outstanding Equity Awards at Fiscal Year End

No executive officer named above had any unexercised options, stock that has not vested or equity incentive plan awards outstanding as of December 31, 2023.

Director Compensation

The table below sets forth the compensation paid to our non-executive directors during the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Robert D. Barry	2,917	2,917
Michele A. Chow-Tai	11,667	11,667
Clark R. Crosnoe	35,000	35,000
Paul A. Froning	35,000	35,000
Tracy S. Harris	35,000	35,000
Lawrence X. Taylor	35,000	35,000

Our independent directors receive an annual fee of $35,000, payable monthly. We have also agreed to grant our independent directors $35,000 of restricted shares, restricted share units and/or share options, subject to compensation committee approval. Each independent director may be reimbursed for pre-approved reasonable business-related expenses incurred in good faith in connection with his or her duties to the Company.

2023 Equity Incentive Plan

See “Proposal No. 3 – Plan Amendment” for a description of the Plan.

1847 Holdings LLC	23	2024 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since the beginning of our 2022 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with the Manager

Our Chief Executive Officer, Ellery W. Roberts, controls the Manager. Our relationship with the Manager is governed principally by the following two agreements: (1) the management services agreement and offsetting management services agreements relating to the management services the Manager will perform for us and the businesses we own and the management fee to be paid to the Manager in respect thereof; and (2) our Operating Agreement setting forth the Manager’s rights with respect to the allocation shares it owns, including the right to receive payments of profit allocation from us and the Manager’s right to cause us to purchase the allocation shares it owns. The Manager has also entered into offsetting management services agreements with our subsidiaries 1847 Asien Inc., 1847 Cabinet Inc., 1847 Wolo Inc. and 1847 ICU Holdings Inc. and we expect that the Manager will enter into offsetting management services agreements and transaction services agreements with our future businesses directly. The management fee amounted to $1,325,000 and $1,100,000 for the years ended December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, the Manager has funded $74,928 in related party advances to the Company. These advances are unsecured, bear no interest, and do not have formal repayment terms or arrangements.

The Manager owns certain intellectual property relating to the term “1847.” Pursuant to the management services agreement, the Manager has granted us a non-exclusive, royalty free right to use the following intellectual property in connection with our business and operations or as may be required to comply with applicable law: (i) 1847 Holdings LLC; (ii) 1847 Partners LLC; (iii) www.1847holdings.com; and (iv) www.1847partners.com. We are permitted to sublicense the use of this intellectual property to any of our subsidiaries to use in connection with their business or as may be required by law. The Company and any businesses that we acquire must cease using the intellectual property described above entirely in their businesses and operations within 180 days of our termination of the management services agreement. The sublicense provisions of the management services agreement would require the Company and its businesses to change their names to remove any reference to the term “1847” or any reference to the intellectual property licensed to them by the Manager. This also would require us to create and market a new name and expend funds to protect that name.

Transactions with Officers of Subsidiary

On September 1, 2020, our subsidiary Kyle’s Custom Wood Shop, Inc. (“Kyle’s”) entered into an industrial lease agreement with Stephen Mallatt, Jr. and Rita Mallatt, who are officers of Kyle’s. The lease is for a term of five years, with an option for a renewal term of five years, and provides for a base rent of $7,000 per month for the first 12 months, which will increase to $7,210 for months 13-16 and to $7,426 for months 37-60. In addition, Kyle’s is responsible for all taxes, insurance and certain operating costs during the lease term. The lease agreement contains customary events of default, representations, warranties and covenants.

A portion of the purchase price for the acquisition of Kyle’s on September 30, 2020 was paid by the issuance of a vesting promissory note by our subsidiary 1847 Cabinet Inc. (“1847 Cabinet”) to Stephen Mallatt, Jr. and Rita Mallatt in the principal amount of $1,260,000. Payment of the principal and accrued interest on the note was subject to vesting. On July 26, 2022, we and 1847 Cabinet entered into a conversion agreement with Stephen Mallatt, Jr. and Rita Mallatt, pursuant to which they agreed to convert $797,221 of the vesting note into 1,899 common shares at a conversion price of $420 per share. The note was subsequently amended on multiple occasions. Pursuant to the latest amendment, the parties agreed to extend the maturity date of the note to July 30, 2023. As additional consideration for entering into the amendment, 1847 Cabinet agreed to pay an amendment fee of $76,784 on the maturity date. As of December 31, 2023, the outstanding principal balance is $578,290, with an accrued interest balance of $21,528. This note is currently in default.

Other Transactions

From time to time, we have received advances from Mr. Roberts to meet short-term working capital needs. As of December 31, 2023 and 2022, a total of $118,834 in advances are outstanding. These advances are unsecured, bear no interest, and do not have formal repayment terms or arrangements.

1847 Holdings LLC	24	2024 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Share Ownership

The following table sets forth certain information with respect to the beneficial ownership of our common shares as of the Record Date for (i) each of our executive officers and directors; (ii) all of our executive officers and directors as a group; and (iii) each other shareholder known by us to be the beneficial owner of more than 5% of our outstanding common shares. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o the Company, 590 Madison Avenue, 21st Floor, New York, NY 10022.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Ellery W. Roberts, Chairman and CEO(3)	Common Shares	212,228	4.01%
Vernice L. Howard, Chief Financial Officer	Common Shares	4	*
Glyn C. Milburn, VP of Operations	Common Shares	0	*
Robert D. Barry, Director	Common Shares	44	*
Michele A. Chow-Tai, Director	Common Shares	0	*
Clark R. Crosnoe, Director	Common Shares	0	*
Paul A. Froning, Director	Common Shares	370	*
Tracy S. Harris, Director	Common Shares	0	*
Lawrence X. Taylor, Director	Common Shares	0	*
All executive officers and directors (9 persons named above)	Common Shares	212,646	4.02%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of the Record Date are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

(2)	Based on 5,292,851 common shares issued and outstanding as of the Record Date.

We do not currently have any arrangements which if consummated may result in a change of control of the Company.

Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based solely on a review of the copies of such reports furnished to us and representations of these persons, that all reports were timely filed for the year ended December 31, 2023, except for two Form 4s that were filed late by Ellery W. Roberts due to administrative oversight.

1847 Holdings LLC	25	2024 Proxy Statement

ADDITIONAL INFORMATION

Other Matters

As of the date of this proxy statement, the board of directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the shareholders, proxies will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, to the extent permitted by Rule 14a-4©(3).

Shareholder Proposals for 2025 Annual Meeting

A shareholder who is entitled to vote for the election of directors and who desires to nominate a candidate for election to be voted on at an annual meeting of shareholders may do so only in accordance with Section 9.8 of the Operating Agreement, which provides that a shareholder may nominate a director candidate by written notice to the Secretary of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting. To be considered timely for our 2025 annual meeting of shareholders, a shareholder nomination, and all supporting information, must be submitted no earlier than January 26, 2025 and no later than February 25, 2025.

A shareholder who desires to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement for, and voted on by the shareholders at, our 2025 annual meeting of shareholders must submit such proposal in writing, including all supporting materials, to the Company at its principal office no later than January 6, 2025, 120 days before the date of mailing based on this year’s proxy statement date, and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to Rule 14©(c)(1) under the Exchange Act, if a shareholder intends to present a proposal for business to be considered at our 2025 annual meeting of shareholders but does not seek inclusion of the proposal in our proxy statement for such meeting, then we must receive the proposal by March 22, 2025, 45 days before the date of mailing based on this year’s proxy statement date, for it to be considered timely received. If notice of a shareholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

Any proposals should be sent to us at 1847 Holdings LLC, 590 Madison Avenue, 21st Floor, New York, NY 10022, Attention Secretary.

Annual Report

We will furnish without charge, upon written request of any person who was a shareholder or beneficial owner at the close of business on the Record Date, a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, including the financial statements. The written request should be sent to 1847 Holdings LLC, 590 Madison Avenue, 21st Floor, New York, NY 10022, Attention Secretary. Our Annual Report on Form 10-K is also available on our IR site under the link for “SEC Filings.”

By Order of the Board of Directors,

/s/ Ellery W. Roberts
New York, NY	Ellery W. Roberts
April 29, 2024	Chairman and CEO

1847 Holdings LLC	26	2024 Proxy Statement

ANNEX A

AMENDMENT NO. 1

TO

1847 HOLDINGS LLC

2023 EQUITY INCENTIVE PLAN

The 1847 Holdings LLC 2023 Equity Incentive Plan (the “Plan”) is hereby amended as follows:

Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

“4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares available for issuance to Participants under the Plan shall be 500,000 Shares.”

Except as herein amended, the provisions of the Plan shall remain in full force and effect.

Effective as of ________, 2024

A-1

ANNEX B

AMENDMENT NO. 2

TO

1847 HOLDINGS LLC

2023 EQUITY INCENTIVE PLAN

The 1847 Holdings LLC 2023 Equity Incentive Plan (the “Plan”) is hereby amended as follows:

Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

“4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares available for issuance to Participants under the Plan shall be 500,000 Shares. In addition, the number of Shares available for issuance under the Plan will automatically increase on January 1 of each calendar year during the term of the Plan by an amount equal to five percent (5%) of the total number of Shares issued and outstanding on December 31 of the immediately preceding calendar year. Notwithstanding the foregoing, the maximum aggregate number of Shares that may be issued as Incentive Share Options is equal to the maximum number of Shares available for issuance under the Plan without taking into account any automatic increases in the share reserve according to this Section 4.1.”

Except as herein amended, the provisions of the Plan shall remain in full force and effect.

Effective as of ________, 2024

B-1

1847 HOLDINGS LLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:
REQUEST ID:

The undersigned, a shareholder of 1847 Holdings LLC (the "Company"), does hereby appoint and authorize Ellery W. Roberts with the full power of substitution, to represent the undersigned and vote all of the common shares of the Company held of record as of the close of business on April 26, 2024, with all of the powers that the undersigned would possess if personally present, at the virtual 2024 Annual Meeting of Shareholders of the Company on June 25, 2024, or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
	INTERNET:	https://www.iproxydirect.com/EFSH
	PHONE:	1-866-752-VOTE(8683)

→ **Please ensure you fold then detach and retain this portion of this Proxy** ←

ANNUAL MEETING OF THE SHAREHOLDERS OF
1847 HOLDINGS LLC

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	→	FOR	WITHHOLD	
Election of Directors				
Ellery W. Roberts		☐	☐	
Robert D. Barry		☐	☐	
Michael A Chow-Tai		☐	☐	
Clark R. Crosnoe		☐	☐	
Paul A. Froning		☐	☐	
Tracy S. Harris		☐	☐	
Lawrence X. Taylor		☐	☐	
Proposal 2	→	FOR	AGAINST	ABSTAIN
To ratify the appointment of Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.		☐	☐	☐
Proposal 3	→	FOR	AGAINST	ABSTAIN
To approve Amendment No. 1 to the 1847 Holdings LLC 2023 Equity Incentive Plan to increase the share reserve.		☐	☐	☐
Proposal 4	→	FOR	AGAINST	ABSTAIN
To approve Amendment No. 2 to the 1847 Holdings LLC 2023 Equity Incentive Plan to add an evergreen provision.		☐	☐	☐
Proposal 5				
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.				

CONTROL ID:

REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE DIRECTOR NOMINEES FOR PORPOSAL 1, "FOR" PROPOSAL 2, 3, AND 4.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2024

____
(Print Name of Shareholder and/or Joint Tenant)

____
(Signature of Shareholder)

____
(Second Signature if held jointly)